UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported) April 28, 2005


                            U.S.B. HOLDING CO., INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-12811                36-3197969
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      (State or other                (Commission             (IRS Employer
jurisdiction of incorporation)        File Number)        Identification No.)


100 Dutch Hill Road, Orangeburg, New York                         10962
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (845) 365-4600


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On April 28, 2005, the registrant issued a press release reporting on its financial results for the quarter ended March 31, 2005. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.                Description

99.1 Press release, dated April 28, 2005, reporting on financial results for the quarter ended March 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          U.S.B. HOLDING CO., INC.


Date:    May 2, 2005                      By: /s/ Thomas E. Hales
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                                              Name:  Thomas E. Hales
                                              Title: Chairman and C.E.O.